UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

QUALYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!QUALYS, INC.2023 Annual Meeting Vote by June 06, 2023 11:59 PM ETQUALYS, INC.919 EAST HILLSDALE BLVD. FOSTER CITY, CA 94404 1 OF 2322,224 30# 148,294Ricky Campana P.O. Box 123456 Suite 50051 Mercedes Way Edgewood, NY 11717 FLASHID-JOB# You invested in QUALYS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 07, 2023.Get informed before you vote View the Combined Notice of Proxy Document Statement, online Annual OR you Report,1234567890123456789012345678901234567890, can receive a free paper or email copy of the material(s) by 123456789012345678 requesting prior to May 24, 9012345678901234567890, 2023. If you would like to request 1234567890123456789012345678901234567890, a copy of the material(s) for this and/or future stockholder 12345678901234567890123456789012345 meetings, you may (1) visit 67890 www.ProxyVote online OR .com, you can (2) call receive 1-800 a free -579paper -1639copy or (3) of send voting an material(s) email to sendmaterial@proxyvote by equesting prior to <matcutoff> .com. If sending . If you an email, wou d please ik to include your equest control a copy number of the (indicated voting material(s), below) in the you subject may (1) line visit . Unless www requested, .Proxy Vote you .com, will (2) not call otherwise 1-800-579 receive -1639 a paper or (3) or send email an copy email . to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 07, 2023 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/QLYS2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Wendy M. Pfeiffer 02) John Zangardi	For
2. To ratify the appointment of Grant Thornton LLP as Qualys, Inc.'s independent registered public accounting firm for its fiscal year ending December 31, 2023.	For
3. To approve, on an advisory and non-binding basis, the compensation of Qualys, Inc.'s named executive officers as described in the Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

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FLASHID-JOB#